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                                                                  EXHIBIT 23.3


                         INDEPENDENT AUDITORS' CONSENT
                         -----------------------------


The Board of Directors and Shareholders
UNC Incorporated:


We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the prospectus.


                                                 KPMG Peat Marwick LLP




Washington, D.C.
August 9, 1996